DERIVATIVE WARRANT LIABILITY AND FAIR VALUE	12 Months Ended
Jun. 30, 2015
Fair Value Disclosures [Abstract]
DERIVATIVE WARRANT LIABILITY AND FAIR VALUE

NOTE 9 - DERIVATIVE LIABILITY AND FAIR VALUE

The Company has evaluated the application of ASC 815 Derivatives and Hedging (formerly SFAS No. 133) and ASC 815-40-25 to the Warrants to purchase common stock issued with the Convertible Notes and service agreements. Based on the guidance in ASC 815 and ASC 815-40-25, the Company concluded these instruments were required to be accounted for as derivatives due to the down round protection feature on the conversion price and the exercise price. The Company records the fair value of these derivatives on its balance sheet at fair value with changes in the values of these derivatives reflected in the statements of operations as “Gain (loss) on derivative liabilities.” These derivative instruments are not designated as hedging instruments under ASC 815 and are disclosed on the balance sheet under Derivative Liabilities.

The Company accounted for the issuance of the convertible debentures in accordance with ASC 815” Derivatives and Hedging.” The debentures are convertible into an indeterminate number of shares for which the Company cannot determine if it has sufficient authorized shares to settle the transaction with.  Accordingly, the embedded conversion option is a derivative liability and is marked to market through earnings at the end of each reporting period.

During the year ended June 30, 2015, the balance of convertible notes were forgiven (See Note 5) The fair value of derivative liability at the date of forgiveness was added to additional paid-in capital.